SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): December 31, 1996



                         Commission file number: 1-2500



                               BALLY'S GRAND, INC.
             (Exact name of registrant as specified in its charter)



                     Delaware                            13-0980760
          (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)            Identification No.)



3645 Las Vegas Boulevard South, Las Vegas, Nevada           89109
     (Address of principal executive offices)            (Zip Code)



   Registrant's telephone number, including area code: (702) 739-4111
















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                             Exhibit Index on Page 2

Item 4.    Changes in Registrant's Certifying Accountant

           On December 18, 1996, Bally Entertainment Corporation was merged with and into Hilton Hotels Corporation ("Hilton") pursuant to an agreement dated June 6, 1996, as amended (the "Merger"). As a result of the Merger, a wholly owned subsidiary of Hilton owns approximately 84% of the issued and outstanding shares of common stock of Bally's Grand, Inc. (the "Company") as of December 31, 1996. In connection therewith, Bally's Grand Management Co., Inc. (a wholly owned subsidiary of Hilton which provides management services to the Company) recommended the Company engage Arthur Andersen LLP (Hilton's independent auditors) so as to provide uniformity in certifying public accountants. On December 31, 1996, after review by the Audit Committee of the Company, the Board of Directors of the Company unanimously approved the engagement of Arthur Andersen LLP as its independent auditors for the fiscal year ending December 31, 1996 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Company on that date.

           The reports of Ernst & Young LLP on the Company's financial statements for each of the two fiscal years ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

           In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995 and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

           The Company requested Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ernst & Young LLP's letter is attached as Exhibit 16 hereto and is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits

           c.  Exhibits

               16   Letter from Ernst & Young LLP dated January 7, 1997










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
                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             BALLY'S GRAND, INC.
                                     ----------------------------------
                                                 Registrant


                                              /s/ David Arrajj
                                     ----------------------------------
                                                David Arrajj
                                     Vice President and General Counsel


Dated:   January 7, 1997



































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